UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

MISSION PRODUCE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, CA		93030
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (805) 981-3650

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02     Results of Operations and Financial Condition.
On September 13, 2021, Mission Produce, Inc. (the “Company”) announced its financial results for the quarter ended July 31, 2021 (attached herewith as Exhibit 99.1).

Item 7.01        Regulation FD Disclosure
Also on September 13, 2021, the Company posted an updated investor presentation and supplemental earnings materials to its website, which can be accessed at www.missionproduce.com. Copies of these documents are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.
The information contained in this Item 7.01, including the related information set forth in the presentation attached hereto as an Exhibit and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 13, 2021
99.2	Investor Presentation
99.3	Fiscal Q3 2021 Highlights

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION PRODUCE, INC.

/s/ Stephen J. Barnard
Stephen J. Barnard
Chief Executive Officer
Date: September 13, 2021